UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 11, 2022

SmartRent, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39991	85-4218526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8665 E. Hartford Drive, Suite 200	85255
Scottsdale, Arizona	(Zip Code)
(Address of Principal Executive Offices)

(844) 479-1555

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	SMRT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 11, 2022, SmartRent, Inc. (the “Company”) issued a press release which contained, among other things, an announcement of select preliminary financial results for the fiscal year ended December 31, 2021. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including the information in Exhibit 99.1 attached hereto pertaining to this Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The Company has prepared an investor presentation with information regarding its business. The Company intends to use the presentation as part of investor non-deal road show presentations. A copy of the investor presentation to be used for such presentations, as released on January 11, 2022, is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The presentation will also be posted in the “Investor Relations” area of the Company’s website at www.smartrent.com.

The information in this Item 7.01 (including Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01 (including Exhibit 99.2). The Company expressly disclaims any obligation to update or revise any of the information contained in the investor presentation.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1 Press release, dated January 11, 2022, announcing preliminary results for fiscal year 2021.

99.2 Investor Presentation.

104 Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2022

SMARTRENT, INC.

By:	/s/ Lucas Haldeman
Name:	Lucas Haldeman
Title:	Chief Executive Officer